SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 10, 2003


                               NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



      New Jersey                         1-640                     13-5267260
    (State or other               (Commission File No.)        (Employer ID No.)
     jurisdiction of
     incorporation)



             5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697
             (Address of principal executive offices)    (Zip Code)



               Registrant's telephone number, including area code
                                 (972) 233-1700

          (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition.

     The registrant hereby furnishes the information set forth in the press release issued on November 10, 2003, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.





                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NL INDUSTRIES, INC.
                                      (Registrant)



                           By: /s/ Gregory M. Swalwell
                                   -----------------------
                                   Gregory M. Swalwell
                                   Vice President, Finance


Date:  November 10, 2003